EXHIBIT 10.11
US Listing Agreement
Contract No.: 020
Party A: Anhui Wenda Educational & Investment Management Corporation (“Party A”)

Legal address: No. 188 Hezuohua North Road, Hefei, Anhui, The People’s Republic of China Tel: 86-0551-3634322

Party B: EastBridge Investment Group Corp (“Party B”), a company incorporated in the US.

Legal address: 8040 E. Morgan Trail, Unit 18, Scottsdale, Arizona, USA Tel: 480 966 2020; FAX: 480 966 0808

Article 1—Listing Service

Whereas, Party A asks Party B to help to list its shares on the main board of NASDAQ or a US stock market directly. Party A’s definition of the listing is for Party A’s shares to be publicly listed on the main board of NASDAQ or a US stock market (IPO) through Party B’s operations.

Article 2—Authority and Preconditions

1.	Party B’s authority includes consultations, negotiations involved in the listing, and the handling of relevant formalities; to have Party A listed in the US in any legal manner conforming to US laws and relevant regulations of the US stock markets.

2.	Party A shall meet the following conditions before Party B agrees to take on this project as stipulated in Article 1 of this agreement:

A.	Party A shall provide Party B audited financial reports of year 2006, 2007 and 2006 issued by local certified public accountants.

B.	Party A shall provide Party B with a quarterly financial report (annual financial report for the fourth quarter) issued by local certified public accountant on a quarterly basis,

Article 3—Terms and Conditions

Party B agrees to complete the listing service of Party A within six months after the successful audit in the US if Party A is able to fulfill the following conditions:

1)	Successful financial audits for 2006, 2007 and 2008 required by the US SEC in accordance with the US GAAS (Generally Accepted Auditing Standard) and GAAP (Generally Accepted Accounting Principles) prior to Party A’s successful listing,

	A.	Party A has not lost greater than 20% of its assets for the amount stated in December 2006 & 2007’s financial statements,

	B.	For the financial years of 2006 and 2007, Party A is able to realize after-tax profits of at least (RMB 45,000,000 and RMB 50,000,000). Party B understands that such pre-estimated after-tax profits shall be on the basis of current market conditions, not of a guarantee or a commitment.

	C.	Party A is free from material law suits or scandals, etc., which are detrimental to the intangible assets of Party A.

	D.	Party B shall complete its Business Plan before August 31, 2008

2)	Party A agrees the termination date of this agreement is the first day when the shares of Party A are freely traded on US stock market. Party A agrees that by this date of termination, Party B has already successfully completed all the necessary works for the listing of Party A.

3)	Party B agrees to support the continuation of the party A’s shares free of charge for 3 years after Party A’s shares are freely traded publicly.

Article 4—Party A’s Protection of Party B’s Interests

1.	Party B agrees to bear the following expenses for the listings of Party A:

A.	Legal and consulting expenses;

B.	Expenses for 2 years of audits required by US SEC;

C.	SEC application fee, road show (Party A shall bear its own traveling expenses), PR expenses;

D.	Opening expenses, stock certificates’ printing expenses and registration expenses;

E.	Other fee associated with Party A’ going public in the US

2.	In order to protect Party B’s interest already invested or to be invested, the both Party A and Party B agree to the following conditions demanded by Party B:

A.
If for any reason or no reason Party A cannot or does not want to be listed in the US, Party A agrees not to directly or indirectly list in any manner of its assets or partial assets in any stock market of the world within 2 years after termination of this agreement. (If within 2 years after the termination of this agreement, Party B determines that Party A meets the requirements to be listed on the US stock exchange and that requested is made to be listed again as a public company, this agreement shall be resumed.)

Both parties acknowledge that party A’s assets shall at least consist of the followings:

1.	Anhui Wenda Computer Training School
Address: Wenda Building, No. 373, Huangshan Road, Hefei, Anhui

2.	Hubei Wenda Computer Training School
Address: No. 46, Geshi Nanlu, Hongshan District, Wuhan, Hubei

3.	Jiangsu Wenda Computer Training School
Address: No. 196, Jianning Road, Xiaguan District, Nanjing, Jiangsu

4.	Zhejiang Wenda Computer Training School
Address: No. 523, Xixi Road, Hangzhou, Zhejiang

5.	Henan Wenda Computer School
Address: No. 50, Yingcai Street, Huiji District, Zhengzhou, Henan

6.	Fujian Wenda Computer Training School
Address: District 6, No. 168, Tongpan Road, Fuzhou, Fujian

7.	Laoning Wenda Computer Training School
No. 110, Huanghe Beidajie, Huanggu District, Shenyang

B.	Party A confirms that on the date of execution this agreement by both parties, Party A’s ownership of shares should be:

1.	Party A shall have a stock ownership of 83% of the total number of shares;

2.	EastBridge Investment Group Corp shall have a stock ownership of 17% of the total number of shares.

C.	After the execution of this agreement, Party A shall not, without written consent of Party B, change its stock equity structure.

D.	Party A agrees to grant one seat of its board of directors to Party B.

E.	Before Party A is listed on the exchange, Party B has no right to receive Party A’s profits or dividends of any kind

Article 5—Timely Report

Both Parties shall be liable for notifying the other party on a timely manner regarding the progress or change of the listing.

Article 6— Listing fees and Method of Payment

1)	Party A agrees to sell 17% of its shares for one USD to Party B at the time of the execution of this agreement as the sole compensation for Party B’s listing service. And Party B agrees to accept such. Board of Directors of Party A shall provide Party B with a resolution regarding the transfer of sale of 17% stock ownership to Party B.

Article 7—Stock Transfer

Party B shall not, prior to the SEC’s approval of the listing of Party A’s stock, transfer to any third party of Party A’s shares held by Party B in any manner, at any location, or for any reason.

Article 8— Treatment of stock for Failure or Delay of Listing

If for any reason or no reason Party A cannot or does not want to be listed in the US after this Listing Agreement becomes effective, unless such delay is consented by Party A in writing, then Party B shall have the right to request Party B, and Party B shall definitely agree, within 5 days of the expiration of this agreement and any written extension of this agreement, to sell Party A’s shares back to Party B for a total value of one RMB.

Article 9—Consent to Invitation

Prior to the listing, in order for Party B to make effective presentations of Party A to the US investors and the stock market, Party A agrees to invite Party B to attend its board meetings and senior management meetings to have knowledge of its daily business operations.

Article 10—Confidentiality

Party A and Party B have obligations to maintain the confidentiality of the business secret of the other party and shall not be passed on to any third parties.  Party B, as a publicly traded company in the US, has the right and obligation to file this agreement to the US SEC.

Article 11—Applicable Law

The execution and interpretation of this agreement shall be governed by the laws of the People’s Republic of China.

Article 12—Dispute Resolution

For all disputes and differences relevant hereto or arising from performance hereof, both Parties shall first try to settle them through friendly negotiations. If no agreement is reached within 30 days as of the date of the dispute, either party may submit the dispute to Beijing International Arbitration Commission for arbitration in accordance with then applicable arbitration rules at the time. The arbitration award shall be final, and legally binding to both parties.

Article 13 Entire agreement

This Agreement shall be the final and complete contract between the Parties, and shall supersede all previous agreements between the Parties, oral or written.

Article 14—Miscellaneous

1.	If this agreement has versions of more than one language, the Chinese version shall govern in case of dispute or inconsistencies.

Article 15—Effectiveness and Modification

This agreement shall become effective on the date when it is signed by both parties. The Parties may modify or supplement this agreement in writing, and written modifications or supplementations to this agreement signed by both parties shall be an integral part of this agreement, and shall have the same legal effect as this Contract.

Article 16—Duplicates

This agreement shall have one form, 4 copies, with each party holding 2 copies with the same legal effect.

Party A (signature and seal):	Party B (signature and seal):

Authorized representative name,	Authorized representative name,
signature and title:	signature and title:
Xie, Chungui, Chairman (Signed)	Keith Wong, Chairman (Signed)
Date: April 12th, 2008	Date April 12th, 2008

Appendixes:
Resolution issued to Party B by Board of Directors of Party A regarding the transfer stock ownership;

Board of Directors of Anhui Wenda Educational & Investment Management Corporation

Legal Address: No. 188, Hezuo Beilu, Hefei, Anhui, China

Board Resolution on April 12, 2008

Whereas the Company’s listing on the US Stock Exchange is beneficial to the company’s long term financial goals, and that EastBridge Investment Group Corp will provide our company with necessary services and expert opinions for the listing of our company on the US market, the Board of Directors agree to sell 17% of the company’s shares to EastBridge Investment Group Corp (hereafter EastBridge) for the consideration of USD$1.  Nevertheless, should EastBridge not able to follow the listing time frame agreed on the executed listing agreement signed by our company and EastBridge, EastBridge shall sell the 17% of the shares of our company back to us for a consideration of 1RMB.  Before our company’s formal listing on the US stock exchange, EastBridge shall not be entitled to any of the profits, dividends, bonuses, voting rights or director’s voting rights.

Anhui Wenda Educational & Investment Management Corporation (Sealed, and signed)

Date of Signature: April 12, 2008

Signatures of Other Directors

Director                  Name                                          Date of Signature  April 12, 2008